Exhibit 31.3

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Hering, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Adagio Therapeutics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2022

By:	/s/ David Hering, M.B.A.
David Hering, M.B.A.
Interim Chief Executive Officer and
Chief Operating Officer
(Principal Executive Officer)